                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock to be issued by the Company with respect to the merger to be effected pursuant to the Agreement and Plan of Merger, between the Company and U S WEST, Inc., a Colorado corporation; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 11th day of May, 1995


/s/ RICHARD CHENEY                   /s/ SHIRLEY M. HUFSTEDLER
- ----------------------------         ------------------------------
Richard Cheney                       Shirley M. Hufstedler

/s/ REMEDIOS DIAZ-OLIVER             /s/ ALLEN F. JACOBSON
- ----------------------------         ------------------------------
Remedios Diaz-Oliver                 Allen F. Jacobson

/s/ GRANT A. DOVE                    /s/ MARILYN CARLSON NELSON
- ----------------------------         ------------------------------
Grant A. Dove                        Marilyn Carlson Nelson

/s/ ALLAN D. GILMOUR                 /s/ FRANK POPOFF
- ----------------------------         -------------------------------
Allan D. Gilmour                     Frank Popoff

/s/ PIERSON M. GRIEVE                /s/ JERRY O. WILLIAMS
- ----------------------------         -------------------------------
Pierson M. Grieve                    Jerry O. Williams

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of U S WEST Communications Group Common Stock and U S WEST Multimedia Group Common Stock to be issued by the Company with respect to the merger to be effected pursuant to the Agreement and Plan of Merger, between the Company and U S WEST, Inc., a Colorado corporation; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 11th day of May, 1995.

/s/ RICHARD D. McCORMICK                /s/ JAMES M. OSTERHOFF
- -------------------------------------   -------------------------------------
Richard D. McCormick                    James M. Osterhoff
Chairman of the Board,                  Executive Vice President and
Chief Executive Officer and President   Chief Financial Officer